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                                                                 EXHIBIT 23.3


                               RYDER SCOTT COMPANY
                               PETROLEUM ENGINEERS
1100 LOUISIANA  SUITE 3800  HOUSTON, TEXAS 77002-5218  TELEPHONE (713)651-9191




                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


         We hereby consent to (a) the use of our name and references to our Firm in this Amendment to Registration Statement on Form S-3 for 3DX Technologies Inc. and (b) the incorporation by reference in this Amendment to Registration on Form S-3 of all reports of our Firm included in or made part of this Amendment to Registration Statement on Form S-3 for 3DX Technologies Inc.

                                                 /s/ Ryder Scott Company
                                                     Petroleum Engineers

                                                     RYDER SCOTT COMPANY
                                                     PETROLEUM ENGINEERS


Houston, Texas
November 12, 1998